SanJac Alpha Core Plus Bond ETF
Schedule of Investments
August 31, 2026 (Unaudited)

U.S. TREASURY SECURITIES - 71.5%	Par	Value
United States Treasury Inflation Indexed Bonds
0.38%, 01/15/2027	$ 1,244,241	$ 1,233,559
2.38%, 01/15/2027	1,655,980	1,653,797
1.63%, 04/15/2030	681,902	669,725
United States Treasury Note/Bond
3.38%, 02/29/2028	850,000	838,874
4.00%, 05/31/2028	1,000,000	994,703
TOTAL U.S. TREASURY SECURITIES (Cost $5,420,542)		5,390,658

REAL ESTATE INVESTMENT TRUSTS - PREFERRED - 11.7%	Shares	Value
Mortgage REITs - 11.7%
PennyMac Mortgage Investment Trust, Series A, 8.13%, Perpetual (a)	7,412	171,588
Rithm Capital Corp.	–	$–
Series B, 9.70% (3 mo. Term SOFR + 5.90%), Perpetual	1,450	36,859
Series D, 7.00% to 11/15/2026 then 5 yr. CMT Rate + 6.22%, Perpetual	26,800	672,948
TOTAL REAL ESTATE INVESTMENT TRUSTS - PREFERRED (Cost $885,318)		881,395

EXCHANGE TRADED NOTES - 11.0%	Par	Value
Electric Utilities - 2.9%
Duke Energy Corp., 5.63%, 09/15/2078	3,000	66,300
Xcel Energy, Inc., 6.25%, 10/15/2085	6,800	152,660

Mortgage REITs - 6.9%
Chimera Investment Corp.
9.00%, 05/15/2029	2,600	65,377
9.25%, 08/15/2029	4,000	101,000
MFA Financial, Inc., 9.00%, 08/15/2029	4,042	102,101
PennyMac Mortgage Investment Trust, 9.00%, 02/15/2030	10,074	254,570

Utilities - 1.2%
NextEra Energy Capital Holdings, Inc., Series U, 6.50%, 06/01/2085	3,700	86,062
TOTAL EXCHANGE TRADED NOTES (Cost $859,851)		828,070

REAL ESTATE INVESTMENT TRUSTS - COMMON - 3.8%	Shares	Value
Mortgage REITs - 3.8%
Dynex Capital, Inc.	20,400	262,956
Rithm Capital Corp.	2,500	25,075
TOTAL REAL ESTATE INVESTMENT TRUSTS - COMMON (Cost $285,076)		288,031

COLLATERALIZED MORTGAGE OBLIGATIONS - 1.1%	Par	Value
Federal Home Loan Mortgage Corp.
Series 2325, Class JO, 0.00%, 06/15/2031 (b)	4,580	4,183
Series 4077, Class TO, 0.00%, 05/15/2041 (b)	28,125	21,078
Series 4777, Class CB, 3.50%, 10/15/2045	12,505	12,413
Government National Mortgage Association, Series 2022-195, Class PO, 0.00%, 11/20/2052 (b)	56,043	41,936
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $84,987)		79,610

ASSET-BACKED SECURITIES - 0.0% (c)	Par	Value
Honda Auto Receivables Owner Trust, Series 2024-1, Class A3, 5.21%, 08/15/2028	2,415	2,425
TOTAL ASSET-BACKED SECURITIES (Cost $2,365)		2,425

TOTAL INVESTMENTS - 99.1% (Cost $7,538,139)		7,470,189

Other Assets in Excess of Liabilities - 0.9%	0.00932	70,263
TOTAL NET ASSETS - 100.0%		$ 7,540,452

Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.

CMT - Constant Maturity Treasury
REIT - Real Estate Investment Trust
SOFR - Secured Overnight Financing Rate
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)
Coupon rate may be variable or floating based on components other than reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of August 31, 2026.

(b)	Principal only security.
(c)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of August 31, 2026 (Unaudited)

SanJac Alpha Core Plus Bond ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of August 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Securities	$ –	$ 5,390,658	$ –	$ 5,390,658
Real Estate Investment Trusts - Preferred	881,395	–	–	881,395
Exchange Traded Notes	828,070	–	–	828,070
Real Estate Investment Trusts - Common	288,031	–	–	288,031
Collateralized Mortgage Obligations	–	79,610	–	79,610
Asset-Backed Securities	–	2,425	–	2,425
Total Investments	$ 1,997,496	$ 5,472,693	$ –	$ 7,470,189

Refer to the Schedule of Investments for further disaggregation of investment categories.